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                                                                   EXHIBIT 10.1

        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") dated as of October 23, 2003, but effective as of the 30th day of June, 2003 (the "FOURTH AMENDMENT EFFECTIVE DATE"), is among VALLEY NATIONAL GASES, INC., a West Virginia corporation (the "COMPANY"), VALLEY NATIONAL GASES INCORPORATED, a Pennsylvania corporation ("VNGI"), VALLEY NATIONAL GASES DELAWARE, INC., a Delaware corporation ("VNGDI"), BANK ONE, NA, a national banking association having its main office in Chicago, Illinois (successor by merger with Bank One, Indiana, National Association) ("BANK ONE"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, NATIONAL CITY BANK, a national banking association, THE HUNTINGTON NATIONAL BANK, a national banking association, WESBANCO BANK, INC., SKY BANK, and FIFTH THIRD BANK (collectively, the "LENDERS"), and Bank One, as administrative and collateral agent (the "AGENT") for the Lenders from time to time parties to that certain Second Amended and Restated Credit Agreement, dated as of May 1, 2000, as amended by the Amendment to Second Amended and Restated Credit Agreement dated June 28, 2002, by the Second Amendment to Second Amended and Restated Credit Agreement dated October 28, 2002, and by the Third Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2003 (the "CREDIT AGREEMENT").


                                     Recital

                  The Company has requested the Lenders to amend the Credit Agreement as provided in this Amendment. Subject to the terms and conditions stated in this Amendment, the Lenders are willing to amend the Credit Agreement as provided in this Amendment.


                                    Amendment

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the parties hereto agree as follows:

                  1. Definitions. All terms used in this Amendment that are defined in the Credit Agreement and that are not otherwise defined in this Amendment shall have the same meanings in this Amendment as are ascribed to such terms in the Credit Agreement, as amended by this Amendment.

                  2. Amendments to Credit Agreement. Effective as of the Fourth Amendment Effective Date, the Credit Agreement is amended as follows:

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         (a) New Definitions. Section 1.01 of the Credit Agreement is amended by the addition of the following new definitions:

                  "Fourth Amendment" means the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of October 23, 2003, among the Credit Parties, the Lenders, and the Agents.

                  "Fourth Amendment Effective Date" means June 30, 2003.


         (b) Amended Definitions. The following definitions set forth in Section
         1.01 of the Credit Agreement are amended and restated in their respective entireties to read as follows:

                  "EBITDA" means, with respect to the Credit Parties and their respective Subsidiaries for any period, the amount of Consolidated Net Income, plus, without duplication and to the extent deducted in determining the amount of Consolidated Net Income, the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation, (iv) amortization expense (all determined in accordance with GAAP), (v) for the calendar quarter ending March 31, 2003, and any period which includes such calendar quarter, extraordinary charges not in excess of $577,000.00 identified on Exhibit A to the Fourth Amendment as taken during the calendar quarter ending March 31, 2003, and
                  (vi) for the calendar quarter ending June 30, 2003, and any period which includes such calendar quarter, extraordinary charges not in excess of $3,417,000.00 identified on Exhibit A to the Fourth Amendment as taken during the calendar quarter ending June, 2003.

                  For purposes of determining EBITDA for the Credit Parties and their respective Subsidiaries on a pro forma basis to determine the effect of a New Acquisition on compliance with the covenants in subsections 5.01(g) of this Agreement (excluding the covenant in subsection 5.01(g)(2) of this Agreement), to determine whether the Qualification Conditions to any New Acquisition have been satisfied, and to determine the Applicable Spread, the Applicable LOC Fee Percentage and the Applicable Unused Commitment Fee Percentage for any period of twelve (12) months or four fiscal quarters of the Company that ends ("PERIOD ENDING DATE"): (i) on any New Acquisition Closing Date, EBITDA for such period will be deemed to include the Additional EBITDA Amount calculated with respect to the Related Business Entity acquired (or assumed to be acquired) on such New Acquisition Closing Date; and (ii) within one year after any New Acquisition Closing Date, EBITDA for such period will be deemed to include an amount equal to (A) the Additional EBITDA Amount calculated with

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                  respect to the Related Business Entity acquired on such New
                  Acquisition Closing Date, minus (B) 1/12 of such Additional EBITDA Amount for each full calendar month that has elapsed between such New Acquisition Closing Date and the Period Ending Date, minus (c) 1/30 of such Additional EBITDA Amount for each day of any partial calendar month that has elapsed between such New Acquisition Closing Date and the Period Ending Date.

                  "Fixed Charge Coverage Ratio" means, with respect to the Credit Parties and their respective Subsidiaries for any period, a ratio of EBITDAR to the sum of the following for the Credit Parties and their respective Subsidiaries, computed on a consolidated basis and determined in accordance with GAAP:
                  (i) the amount of interest which was due and payable in cash or was paid in cash during such period, plus (ii) the amount of depreciation expense deducted in determining the amount of Consolidated Net Income for such period, provided that, for the calendar quarter ending June 30, 2003, and any period which includes such calendar quarter, depreciation expense of $383,000.00 shall be excluded from the calculation, plus (iii) the amount of scheduled principal payments of Debt which were due and payable in cash or were paid during such period, plus
                  (iv) the amount of income taxes which were due or paid during such period, plus (v) the amount of dividends that were paid by VNGI in cash during such period; plus (vi) Rent Expense deducted in determining the amount of Consolidated Net Income for such period; plus (vii) Stock Redemption Expense paid or payable during such period.

                  3. Representations and Warranties. The Credit Parties jointly and severally represent and warrant to the Lenders that:

         (a) (i) The execution, delivery and performance of this Amendment by the Credit Parties have been duly authorized by all necessary corporate action, and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to the Credit Parties, the articles of incorporation or by-laws of any of the Credit Parties, or result in a breach of or constitute a default under any material agreement, lease or instrument to which any of the Credit Parties is a party or by which any of the Credit Parties or any of the properties of any of the Credit Parties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality or any other Person is or will be necessary for the valid execution, delivery or performance by any of the Credit Parties of this Amendment; and (iii) this Amendment is the legal, valid and binding obligation of each of the Credit Parties, as a signatory thereto, and is enforceable against each of the Credit Parties in accordance with its terms.

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         (b) After giving effect to the amendments contained in this Amendment, the representations and warranties contained in Section 3 of the Credit Agreement are true and correct with the same force and effect as if made on and as of the date of execution of this Amendment, except that the reference to the Financial Statements in Section 3.01(d) of the Credit Agreement shall be to the most recent financial statements of the Company and its Subsidiaries provided to the Bank prior to the date hereof.

         (c) After giving effect to the amendments contained in this Amendment, no Default or Unmatured Default has occurred and is continuing or will exist under the Credit Agreement.

                  4. Conditions. The obligation of the Lenders and the Agent to perform this Amendment shall be subject to full satisfaction of the following conditions precedent:

         (a) The Credit Parties shall have delivered to the Agent copies of such corporate documents and resolutions of the Credit Parties as the Agent may request evidencing necessary action by the Credit Parties to obtain necessary authorization for the execution and performance of this Amendment and all other agreements or documents delivered pursuant hereto as the Agent may request, each certified as of the date of execution of this Amendment.

         (b) This Amendment shall have been duly executed by each of the Credit Parties and the Required Lenders and delivered to the Agent.

         (c) The Company shall have paid all costs and expenses incurred by the Agent in connection with the negotiation, preparation and closing of this Amendment and the other documents and agreements delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of Baker & Daniels, special counsel to the Agent.

         (d) The Agent shall have received such additional agreements, documents and certifications, as may be reasonably requested by the Required Lenders.

                  5. Guarantor Consent/Affirmation. VNGI and VNDGI, in their respective capacities as a Guarantor under the Guaranties, by their execution of this Amendment, expressly consent to the execution, delivery and performance by the Company and the Agent of this Amendment, and agree that neither the provisions of this Amendment nor any action taken or not taken in accordance with the terms of this Amendment shall constitute a termination, extinguishment, release or discharge of any of their respective guaranty obligations or provide a defense, set off, or counter claim to any of them with respect to any of their respective guaranty obligations under any of the Guaranties or other Loan Documents. VNGI and VNDGI each affirms to the Lenders and the Agent that its Guaranty remains in full force and effect and is its valid and binding obligation.

                  6. Binding on Successors and Assigns. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Lenders, the Agent, and their respective successors and assigns and legal representatives.

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                  7. Governing Law/Entire Agreement/Survival. This Amendment is
a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the choice or conflicts of laws principles of any jurisdiction. This Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and shall not be affected by any investigation made by any person. The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

                  8. Further Agreements and Acknowledgments. The Credit Parties hereby further acknowledge and agree that:

         (a) Neither the provisions of this Amendment nor any actions taken or not taken pursuant to or in reliance upon the terms of this Amendment shall constitute a novation of any of the Loan Documents, all of which remain in full force and effect in accordance with their respective terms, as amended to date; and

         (b) Neither this Amendment, nor any action taken by the Lenders or the Agent pursuant to this Amendment, shall impair, prejudice, or in any other manner affect the rights of the Lenders with respect to any Collateral or other security which now or hereafter secures payment or performance of the Obligations or any part thereof, or establish or be deemed to establish any precedent or course of dealing with respect to any matter.

                  9. Counterparts. This Amendment may be executed, by original or facsimile signatures, in two or more counterparts, each of which shall constitute an original, but all of which shall constitute one agreement.



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                  IN WITNESS WHEREOF, the Credit Parties, the Required Lenders
and the Agent have caused this Amendment to be duly executed and delivered by their respective authorized signatories as of the 23rd day of October, 2003.

                                        VALLEY NATIONAL GASES, INC.,
                                        a West Virginia corporation

                                        By: :   /s/ Robert D. Scherich
                                              ----------------------------------
                                                Robert D. Scherich, CFO
                                              ----------------------------------


                                        VALLEY NATIONAL GASES INCORPORATED
                                        a Pennsylvania corporation

                                        By: :   /s/ Robert D. Scherich
                                              ----------------------------------
                                                Robert D. Scherich, CFO
                                              ----------------------------------


                                        VALLEY NATIONAL GASES DELAWARE, INC.,
                                        a Delaware corporation

                                        By: :   /s/ Robert D. Scherich
                                              ----------------------------------
                                                Robert D. Scherich, CFO
                                              ----------------------------------





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                                        BANK ONE, NA, as Lender and as Agent

                                        By:          /s/ Robert E. McElwain
                                              ----------------------------------
                                        Printed:     Robert E. McElwain
                                                 -------------------------------
                                        Title:       First Vice President
                                                 -------------------------------


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                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:   /s/ Margaret C. Dierkes
                                              ----------------------------------

                                        Printed:    Margaret C. Dierkes
                                                 -------------------------------

                                        Title:      Assistant Vice President
                                                 -------------------------------


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                                        NATIONAL CITY BANK, as Lender and as
                                        Syndication Agent

                                        By:    /s/ R E Slater
                                              ----------------------------------

                                        Printed:   Reese Slater
                                                 -------------------------------

                                        Title:     Vice President
                                                 -------------------------------


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                                        THE HUNTINGTON NATIONAL BANK, as Lender
                                        and as Documentation Agent

                                        By:    /s/ Mark A. Scurci
                                              ----------------------------------

                                        Printed:   Mark A. Scurci
                                                 -------------------------------

                                        Title:     Vice President
                                                 -------------------------------


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                                        WESBANCO BANK, INC.


                                        By:    /s/ David L. Pell
                                              ----------------------------------

                                        Printed:   David L. Pell
                                                 -------------------------------

                                        Title:     Senior Vice President
                                                 -------------------------------


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                                        SKY BANK

                                        By:    /s/ Gregory J. Agresta
                                              ----------------------------------

                                        Printed:   Gregory J. Agresta
                                                 -------------------------------

                                        Title:     Senior  Vice President
                                                 -------------------------------


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                                        FIFTH THIRD BANK

                                        By:    /s/ C. S. Helmeci
                                              ----------------------------------

                                        Printed:  Christopher S. Helmeci
                                                 -------------------------------

                                        Title:    Vice President
                                                 -------------------------------